CNA Financial Corporation Supplemental Financial Information March 31, 2026 This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Table of Contents Consolidated Results Statements of Operations 1 Components of Income (Loss), Per Share Data and Return on Equity 2 Selected Balance Sheet Data and Statements of Cash Flows Data 3 Results of Operations Property & Casualty 4 Specialty 5 Commercial 6 International 7 Life & Group 8 Corporate & Other 9 Investment Information Investment Summary - Consolidated 10 Investment Summary - Property & Casualty and Corporate & Other 11 Investment Summary - Life & Group 12 Investments - Fixed Maturity Securities by Credit Rating 13 Components of Net Investment Income 14 Net Investment Gains (Losses) 15 Other Claim & Claim Adjustment Expense Reserve Rollforward 16 Life & Group Policyholder Reserves 17 Definitions and Presentation 18 Page

Statements of Operations Three months ended March 31 (In millions) 2026 2025 Change Revenues: Net earned premiums $ 2,701 $ 2,626 3 % Net investment income 610 604 1 Net investment (losses) gains (18) (9) Non-insurance warranty revenue 374 397 Other revenues 10 9 Total revenues 3,677 3,627 1 Claims, Benefits and Expenses: Insurance claims and policyholders’ benefits (re-measurement loss of $19 and $8) 2,175 2,027 Amortization of deferred acquisition costs 476 471 Non-insurance warranty expense 356 385 Other operating expenses 370 363 Interest expense 33 32 Total claims, benefits and expenses 3,410 3,278 (4) Income (loss) before income tax 267 349 Income tax (expense) benefit (56) (75) Net income (loss) $ 211 $ 274 (23) % 1

Components of Income (Loss), Per Share Data and Return on Equity Three months ended March 31 (In millions, except per share data) 2026 2025 Components of Income (Loss) Core income (loss) $ 225 $ 281 Net investment gains (losses) (14) (7) Net income (loss) $ 211 $ 274 Diluted Earnings (Loss) Per Common Share Core income (loss) $ 0.83 $ 1.03 Net investment gains (losses) (0.05) (0.03) Diluted earnings (loss) per share $ 0.78 $ 1.00 Weighted Average Outstanding Common Stock and Common Stock Equivalents Basic 271.1 271.3 Diluted 272.3 272.6 Return on Equity Net income (loss) (1) 7.5% 10.5 % Core income (loss) (2) 7.2 9.2 (1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period. (2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period. 2

Selected Balance Sheet Data and Statements of Cash Flows Data (In millions, except per share data) March 31, 2026 December 31, 2025 Total investments $ 49,502 $ 50,447 Reinsurance receivables, net of allowance for uncollectible receivables 6,387 6,381 Total assets 68,559 69,443 Insurance reserves 47,774 47,682 Claim and claim adjustment expenses 26,933 26,599 Unearned premiums 7,646 7,635 Future policy benefits 13,195 13,448 Debt 2,972 2,971 Total liabilities 57,702 57,822 Accumulated other comprehensive income (loss) (1) (1,349) (1,098) Total stockholders' equity 10,857 11,621 Book value per common share $ 40.13 $ 42.93 Book value per common share excluding AOCI $ 45.12 $ 46.99 Outstanding shares of common stock (in millions of shares) 270.5 270.7 Statutory capital and surplus - Combined Continental Casualty Companies (2) $ 11,052 $ 11,578 Three Months Ended March 31 2026 2025 Net cash flows provided (used) by operating activities $ 393 $ 638 Net cash flows provided (used) by investing activities 444 88 Net cash flows provided (used) by financing activities (736) (722) Net cash flows provided (used) by operating, investing and financing activities $ 101 $ 4 (1) As of March 31, 2026 and December 31, 2025, AOCI included after-tax cumulative impacts of changes in discount rates used to measure long duration contracts of $406 million and $192 million. (2) Statutory capital and surplus as of March 31, 2026 is preliminary. 3

Property & Casualty - Results of Operations

Three months ended March 31

(In millions)		2026		2025	Change
Gross written premiums	$	3,733	$	3,898	(4) %
Gross written premiums ex. warranty captives		3,219	$	3,214	—
Net written premiums		2,622		2,606	1
Net earned premiums		2,598		2,520	3
Insurance claims and policyholders' benefits		1,878		1,718	
Amortization of deferred acquisition costs		476		471	
Insurance related administrative expenses		303		291	
Underwriting gain (loss)		(59)		40	N/M
Net investment income		375		362	4
Non-insurance warranty revenue		374		397	
Other revenues		10		9	
Non-insurance warranty expense		356		385	
Other expenses		25		24	
Interest expense		—		—	
Core income (loss) before income tax		319		399	
Income tax (expense) benefit on core income (loss)		(71)		(88)	
Core income (loss)	$	248	$	311	(20) %
Other Performance Metrics					
Underwriting gain (loss)	$	(59)	$	40	N/M %
Catastrophe-related reinstatement premiums		9		—	
Catastrophe losses		88		97	
(Favorable) unfavorable net prior year loss reserve development		100		61	
(Favorable) unfavorable other development-related items [(1)]		6		2	
Effect of (favorable) unfavorable development-related items		106		63	
Underlying underwriting gain (loss)	$	144	$	200	(28) %
Loss & LAE ratio		71.8 %		67.8 %	(4.0) pts
Expense ratio		29.9		30.2	0.3
Dividend ratio		0.5		0.4	(0.1)
Combined ratio		102.2 %		98.4 %	(3.8) pts
Less: Effect of catastrophe impacts		3.6		3.8	0.2
Less: Effect of (favorable) unfavorable development-related items		4.1		2.5	(1.6)
Underlying combined ratio		94.5 %		92.1 %	(2.4) pts
Rate		2 %		4 %	(2) pts
Renewal premium change		3 %		6 %	(3) pts
Retention		83 %		86 %	(3) pts
New business	$	581	$	565	3 %

(1) Other development-related items represent net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

CNA

4

Specialty - Results of Operations

Three months ended March 31 (In millions)	2026	2025	Change
Gross written premiums	$ 1,508	$ 1,672	(10) %
Gross written premiums ex. warranty captives	994	989	1
Net written premiums	834	842	(1)
Net earned premiums	852	830	3
Insurance claims and policyholders' benefits	590	511	
Amortization of deferred acquisition costs	197	189	
Insurance related administrative expenses	89	88	
Underwriting gain (loss)	(24)	42	(157)
Net investment income	142	151	(6)
Non-insurance warranty revenue	374	397	
Other revenues	1	1	
Non-insurance warranty expense	356	385	
Other expenses	12	15	
Interest expense	—	—	
Core income (loss) before income tax	125	191	
Income tax (expense) benefit on core income (loss)	(26)	(41)	
Core income (loss)	$ 99	$ 150	(34) %
Other Performance Metrics			
Underwriting gain (loss)	$ (24)	$ 42	(157) %
Catastrophe losses	—	—	
(Favorable) unfavorable net prior year loss reserve development	45	10	
(Favorable) unfavorable other development-related items [1]	5	—	
Effect of (favorable) unfavorable development-related items	50	10	
Underlying underwriting gain (loss)	$ 26	$ 52	(50) %
Loss & LAE ratio	68.7 %	61.4 %	(7.3) pts
Expense ratio	33.6	33.4	(0.2)
Dividend ratio	0.4	0.3	(0.1)
Combined ratio	102.7 %	95.1 %	(7.6) pts
Less: Effect of catastrophe impacts	—	—	—
Less: Effect of (favorable) unfavorable development-related items	5.9	1.3	(4.6)
Underlying combined ratio	96.8 %	93.8 %	(3.0) pts
Rate	3 %	3 %	— pts
Renewal premium change	5 %	4 %	1 pts
Retention	86 %	89 %	(3) pts
New business	$ 127	$ 112	13 %

(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

5

Commercial - Results of Operations

Three months ended March 31

(In millions)	2026	2025	Change
Gross written premiums	$ 1,828	$ 1,853	(1) %
Net written premiums	1,480	1,498	(1)
Net earned premiums	1,412	1,380	2
Insurance claims and policyholders' benefits	1,084	1,015	
Amortization of deferred acquisition costs	206	219	
Insurance related administrative expenses	171	163	
Underwriting gain (loss)	(49)	(17)	(188)
Net investment income	190	177	7
Other revenues	9	8	
Other expenses	11	10	
Core income (loss) before income tax	139	158	
Income tax (expense) benefit on core income (loss)	(27)	(34)	
Core income (loss)	$ 112	$ 124	(10) %
Other Performance Metrics			
Underwriting gain (loss)	$ (49)	$ (17)	(188) %
Catastrophe-related reinstatement premiums	9	—	
Catastrophe losses	84	86	
(Favorable) unfavorable net prior year loss reserve development	55	51	
(Favorable) unfavorable other development-related items [1]	1	2	
Effect of (favorable) unfavorable development-related items	56	53	
Underlying underwriting gain (loss)	$ 100	$ 122	(18) %
Loss & LAE ratio	76.2 %	73.0 %	(3.2) pts
Expense ratio	26.7	27.6	0.9
Dividend ratio	0.6	0.5	(0.1)
Combined ratio	103.5 %	101.1 %	(2.4) pts
Less: Effect of catastrophe impacts	6.4	6.3	(0.1)
Less: Effect of (favorable) unfavorable development-related items	4.0	3.8	(0.2)
Underlying combined ratio	93.1 %	91.0 %	(2.1) pts
Rate	2 %	6 %	(4) pts
Renewal premium change	3 %	7 %	(4) pts
Retention	81 %	84 %	(3) pts
New business	$ 369	$ 370	— %

(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

CNA

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International - Results of Operations Three months ended March 31 (In millions) 2026 2025 Change Gross written premiums $ 397 $ 373 6 % Net written premiums 308 266 16 Net earned premiums 334 310 8 Insurance claims and policyholders' benefits 204 192 Amortization of deferred acquisition costs 73 63 Insurance related administrative expenses 43 40 Underwriting gain (loss) 14 15 (7) Net investment income 43 34 26 Other revenues — — Other expenses 2 (1) Core income (loss) before income tax 55 50 Income tax (expense) benefit on core income (loss) (18) (13) Core income (loss) $ 37 $ 37 — % Other Performance Metrics Underwriting gain (loss) $ 14 $ 15 (7) % Catastrophe losses 4 11 (Favorable) unfavorable net prior year loss reserve development — — (Favorable) unfavorable other development-related items (1) — — Effect of (favorable) unfavorable development-related items — — Underlying underwriting gain (loss) $ 18 $ 26 (31) % Loss & LAE ratio 61.0% 62.1% 1.1 pts Expense ratio 34.9 33.3 (1.6) Dividend ratio — — — Combined ratio 95.9% 95.4% (0.5) pts Less: Effect of catastrophe impacts 1.2 3.6 2.4 Less: Effect of (favorable) unfavorable development-related items — — — Underlying combined ratio 94.7% 91.8% (2.9) pts Rate (4) % (2) % (2) pts Renewal premium change (2) % 1% (3) pts Retention 85% 85% — pts New business $ 85 $ 83 2% (1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance. 7

Life & Group - Results of Operations Three months ended March 31 (In millions) 2026 2025 Net earned premiums $ 103 $ 106 Net investment income 224 226 Other revenues — — Total operating revenues 327 332 Insurance claims and policyholders' benefits 314 300 Insurance related administrative expenses 29 30 Other expenses 1 — Total claims, benefits and expenses 344 330 Core income (loss) before income tax (17) 2 Income tax (expense) benefit on core income (loss) 8 4 Core income (loss) $ (9) $ 6 8

Corporate & Other - Results of Operations Three months ended March 31 (In millions) 2026 2025 Net earned premiums $ — $ — Net investment income 11 16 Other revenues — — Total operating revenues 11 16 Insurance claims and policyholders' benefits (17) 9 Insurance related administrative expenses — — Interest expense 33 32 Other expenses 12 18 Total claims, benefits and expenses 28 59 Core income (loss) before income tax (17) (43) Income tax (expense) benefit on core income (loss) 3 7 Core income (loss) $ (14) $ (36) 9

Investment Summary - Consolidated March 31, 2026 December 31, 2025 (In millions) Carrying Value Net Unrealized Gains (Losses) Carrying Value Net Unrealized Gains (Losses) Fixed maturity securities: Corporate and other bonds $ 25,001 $ (592) $ 25,257 $ (199) States, municipalities and political subdivisions: Tax-exempt 4,665 (83) 4,545 (6) Taxable 3,907 (455) 3,886 (433) Total states, municipalities and political subdivisions 8,572 (538) 8,431 (439) Asset-backed: RMBS 3,700 (335) 3,695 (316) CMBS 1,459 (68) 1,483 (62) Other ABS 3,499 (200) 3,543 (166) Total asset-backed 8,658 (603) 8,721 (544) U.S. Treasury and obligations of government-sponsored enterprises 242 (2) 234 (2) Foreign government 749 (20) 751 (13) Redeemable preferred stock 8 — 8 — Total fixed maturity securities 43,230 (1,755) 43,402 (1,197) Equities: Common stock 247 — 237 — Non-redeemable preferred stock 538 — 532 — Total equities 785 — 769 — Limited partnership investments: Hedge funds 314 — 336 — Private equity funds 2,509 — 2,436 — Total limited partnership investments 2,823 — 2,772 — Other invested assets 110 — 105 — Mortgage loans 1,055 — 1,079 — Short-term investments 1,499 — 2,320 — Total investments $ 49,502 $ (1,755) $ 50,447 $ (1,197) Net receivable/(payable) on investment activity $ (112) $ 46 Effective duration (in years) 6.3 6.3 Weighted average rating (1) A A RMBS - Residential mortgage-backed securities CMBS - Commercial mortgage-backed securities Other ABS - Other asset-backed securities (1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating. 10

Investment Summary - Property & Casualty and Corporate & Other March 31, 2026 December 31, 2025 (In millions) Carrying Value Net Unrealized Gains (Losses) Carrying Value Net Unrealized Gains (Losses) Fixed maturity securities: Corporate and other bonds $ 14,177 $ (316) $ 14,244 $ (143) States, municipalities and political subdivisions: Tax-exempt 2,497 (172) 2,360 (137) Taxable 2,569 (363) 2,523 (354) Total states, municipalities and political subdivisions 5,066 (535) 4,883 (491) Asset-backed: RMBS 3,698 (335) 3,693 (316) CMBS 1,443 (66) 1,467 (61) Other ABS 2,967 (87) 2,992 (62) Total asset-backed 8,108 (488) 8,152 (439) U.S. Treasury and obligations of government-sponsored enterprises 233 (2) 225 (2) Foreign government 703 (11) 704 (6) Redeemable preferred stock 8 — 8 — Total fixed maturity securities 28,295 (1,352) 28,216 (1,081) Equities: Common stock 247 — 237 — Non-redeemable preferred stock 213 — 205 — Total equities 460 — 442 — Limited partnership investments: Hedge funds 278 — 298 — Private equity funds 2,227 — 2,162 — Total limited partnership investments 2,505 — 2,460 — Other invested assets 110 — 105 — Mortgage loans 878 — 907 — Short-term investments 1,473 — 2,252 — Total investments $ 33,721 $ (1,352) $ 34,382 $ (1,081) Net receivable/(payable) on investment activity $ (97) $ 43 Effective duration (in years) 4.6 4.5 Weighted average rating (1) A A+ (1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating. 11

Investment Summary - Life & Group March 31, 2026 December 31, 2025 (In millions) Carrying Value Net Unrealized Gains (Losses) Carrying Value Net Unrealized Gains (Losses) Fixed maturity securities: Corporate and other bonds $ 10,824 $ (276) $ 11,013 $ (56) States, municipalities and political subdivisions: Tax-exempt 2,168 89 2,185 131 Taxable 1,338 (92) 1,363 (79) Total states, municipalities and political subdivisions 3,506 (3) 3,548 52 Asset-backed: RMBS 2 — 2 — CMBS 16 (2) 16 (1) Other ABS 532 (113) 551 (104) Total asset-backed 550 (115) 569 (105) U.S. Treasury and obligations of government-sponsored enterprises 9 — 9 — Foreign government 46 (9) 47 (7) Redeemable preferred stock — — — — Total fixed maturity securities 14,935 (403) 15,186 (116) Equities: Common stock — — — — Non-redeemable preferred stock 325 — 327 — Total equities 325 — 327 — Limited partnership investments: Hedge funds 36 — 38 — Private equity funds 282 — 274 — Total limited partnership investments 318 — 312 — Other invested assets — — — — Mortgage loans 177 — 172 — Short-term investments 26 — 68 — Total investments $ 15,781 $ (403) $ 16,065 $ (116) Net receivable/(payable) on investment activity $ (15) $ 3 Effective duration (in years) 9.5 9.7 Weighted average rating (1) A- A- (1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating. 12

Investments - Fixed Maturity Securities by Credit Rating

March 31, 2026	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total	
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$ —	$ —	$ 8	$ (1)	$ 853	$ (27)	$ 8,146	$ (155)	$ 14,476	$ (369)	$ 1,518	$ (40)	$ 25,001	$ (592)
States, municipalities and political subdivisions	—	—	2,221	(54)	5,041	(375)	1,086	(60)	206	(42)	18	(7)	8,572	(538)
Asset-backed:														
RMBS	2,999	(240)	625	(98)	8	—	—	—	61	—	7	3	3,700	(335)
CMBS	—	—	542	(6)	565	(29)	242	(12)	91	(7)	19	(14)	1,459	(68)
Other ABS	—	—	475	(16)	296	(78)	1,519	(43)	1,026	(38)	183	(25)	3,499	(200)
Total asset-backed	2,999	(240)	1,642	(120)	869	(107)	1,761	(55)	1,178	(45)	209	(36)	8,658	(603)
U.S. Treasury and obligations of government-sponsored enterprises	242	(2)	—	—	—	—	—	—	—	—	—	—	242	(2)
Foreign government	—	—	186	(1)	362	(5)	95	(8)	106	(6)	—	—	749	(20)
Redeemable preferred stock	—	—	—	—	—	—	—	—	8	—	—	—	8	—
Total fixed maturity securities	$ 3,241	$ (242)	$ 4,057	$ (176)	$ 7,125	$ (514)	$ 11,088	$ (278)	$ 15,974	$ (462)	$ 1,745	$ (83)	$ 43,230	$ (1,755)
Percentage of total fixed maturity securities	7 %		9 %		16 %		27 %		37 %		4 %		100 %	

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Components of Net Investment Income Three months ended March 31 Consolidated (In millions) 2026 2025 Taxable fixed income securities $ 500 $ 496 Tax-exempt fixed income securities 52 34 Total fixed income securities 552 530 Common stock (13) (2) Limited partnerships - hedge funds (4) 8 Limited partnerships - private equity funds 59 48 Total limited partnership and common stock investments 42 54 Other, net of investment expense 16 20 Net investment income $ 610 $ 604 Effective income yield for fixed income securities portfolio 4.9% 4.8 % Limited partnership and common stock return for the period 1.4 2.0 Property & Casualty and Corporate & OtherThree months ended March 31 (In millions) 2026 2025 Taxable fixed income securities $ 303 $ 304 Tax-exempt fixed income securities 26 9 Total fixed income securities 329 313 Common stock (13) (2) Limited partnerships - hedge funds (3) 6 Limited partnerships - private equity funds 52 37 Total limited partnership and common stock investments 36 41 Other, net of investment expense 21 24 Net investment income $ 386 $ 378 Effective income yield for fixed income securities portfolio 4.4% 4.3 % Three months ended March 31 Life & Group (In millions) 2026 2025 Taxable fixed income securities $ 197 $ 192 Tax-exempt fixed income securities 26 25 Total fixed income securities 223 217 Common stock — — Limited partnerships - hedge funds (1) 2 Limited partnerships - private equity funds 7 11 Total limited partnership and common stock investments 6 13 Other, net of investment expense (5) (4) Net investment income $ 224 $ 226 Effective income yield for fixed income securities portfolio 5.7% 5.7% 14

Net Investment Gains (Losses) Three months ended March 31 Consolidated (In millions) 2026 2025 Fixed maturity securities: Corporate and other bonds $ (7) $ (9) States, municipalities and political subdivisions (1) (1) Asset-backed (6) 1 Total fixed maturity securities (14) (9) Non-redeemable preferred stock (4) — Net investment gains (losses) (18) (9) Income tax benefit (expense) on net investment gains (losses) 4 2 Net investment gains (losses), after tax $ (14) $ (7) 15

Claim & Claim Adjustment Expense Reserve Rollforward Three months ended March 31, 2026 (In millions) Specialty Commercial International P&C Operations Life & Group Corporate & Other Total Operations Claim & claim adjustment expense reserves, beginning of period Gross $ 7,784 $ 12,249 $ 3,376 $ 23,409 $ 591 $ 2,599 $ 26,599 Ceded 1,596 1,553 535 3,684 56 2,242 5,982 Net 6,188 10,696 2,841 19,725 535 357 20,617 Net incurred claim & claim adjustment expenses 581 1,076 204 1,861 9 5 1,875 Net claim & claim adjustment expense payments (491) (786) (162) (1,439) (12) (26) (1,477) Foreign currency translation adjustment and other — (1) (40) (41) (9) — (50) Claim & claim adjustment expense reserves, end of period Net 6,278 10,985 2,843 20,106 523 336 20,965 Ceded 1,507 1,683 553 3,743 55 2,170 5,968 Gross $ 7,785 $ 12,668 $ 3,396 $ 23,849 $ 578 $ 2,506 $ 26,933 16

Life & Group Policyholder Reserves March 31, 2026 (In millions) Claim and claim adjustment expenses Future policy benefits Total Beginning of Period $ 535 $ 13,448 $ 13,983 Incurred claims and policyholders' benefits (1) 9 303 312 Benefit and expense payments (12) (285) (297) Change in discount rate assumptions and other (AOCI) (9) (271) (280) End of Period $ 523 $ 13,195 $ 13,718 December 31, 2025 (In millions) Claim and claim adjustment expenses Future policy benefits Total Beginning of Period $ 541 $ 13,158 $ 13,699 Incurred claims and policyholders' benefits (1) 34 1,252 1,286 Benefit and expense payments (44) (1,165) (1,209) Change in discount rate assumptions and other (AOCI) 4 203 207 End of Period $ 535 $ 13,448 $ 13,983 (1) Incurred claims and policyholders' benefits above does not agree to Net incurred claims and benefits as reflected in Note J to the Condensed Consolidated Financial Statements included under Part I, Item 1 of the Quarterly Report on Form 10-Q due to the timing of benefit and expense cash flows in determining Future Policy Benefit reserves, along with the allowable expenses in the reserve. 17

Definitions and Presentation • Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company. • P&C Operations includes Specialty, Commercial and International. • Life & Group segment includes the individual and group run-off long-term care businesses as well as structured settlement obligations not funded by annuities related to certain property and casualty claimants. • Corporate & Other segment primarily includes certain corporate expenses, including interest on corporate debt, and the results of certain property and casualty business in run-off, including asbestos and environmental pollution (A&EP), a legacy portfolio of excess workers' compensation (EWC) policies and certain legacy mass tort reserves. • Management uses the core income (loss) financial measure to monitor the Company’s operations for the Specialty, Commercial and International segments. Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and gains or losses resulting from pension settlement transactions. Net investment gains or losses are excluded from the calculation of core income (loss) because they are generally driven by economic factors that are not necessarily reflective of our primary operations. The calculation of core income (loss) excludes gains or losses resulting from pension settlement transactions as they result from decisions regarding our defined benefit pension plans which are unrelated to our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate the Company's primary operations. Please refer to Note J to the Consolidated Financial Statements within the March 31, 2026 Form 10-K for further discussion regarding how the Company manages its business. • In evaluating the results of the Specialty, Commercial and International segments, management uses the loss ratio, the underlying loss ratio, the expense ratio, the dividend ratio, the combined ratio and the underlying combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The underlying loss ratio excludes the impact of catastrophe-related reinstatement premiums, catastrophe losses and development-related items from the loss ratio. Development-related items represents net prior year loss reserve and premium development, and includes the effects of interest accretion and change in allowance for uncollectible reinsurance. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss ratio, the expense ratio and the dividend ratio. The underlying combined ratio is the sum of the underlying loss ratio, the expense ratio and the dividend ratio. The underlying loss ratio and the underlying combined ratio are deemed to be non-GAAP financial measures, and management believes some investors may find these ratios useful to evaluate our underwriting performance since they remove the impact of catastrophes, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. Exposure represents the measure of risk used in the pricing of the insurance product. The change in exposure represents the change in premium dollars on policies that renew as a result of the change in risk of the policy. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers. • Management uses underwriting gain (loss) and underlying underwriting gain (loss), calculated using GAAP financial results, to monitor our insurance operations. Underwriting gain (loss) is deemed to be a non-GAAP financial measure and is calculated pretax as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses. Net income (loss) is the most directly comparable GAAP measure. Management believes some investors may find this measure useful to evaluate the profitability, 18 before tax, derived from our underwriting activities, which are managed separately from our investing activities. Underlying underwriting gain (loss) is also deemed to be a non-GAAP financial measure, and represents pretax underwriting gain (loss) excluding catastrophe-related reinstatement premiums, catastrophe losses and development-related items. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, excluding the impact of catastrophes, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. • This financial supplement may also reference or contain financial measures utilized to monitor the Company's investment portfolio that are not in accordance with GAAP. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk. • For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's filings with the Securities and Exchange Commission, available at cna.com. • Gross written premiums ex. warranty captives represents gross written premiums excluding warranty business that is ceded to third-party captives, which primarily consists of insurance policies supporting service contracts for portable electronics and vehicles. • Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices. • Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock. • Certain immaterial differences are due to rounding. • N/M = Not Meaningful 19